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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                                  AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





I, Korina Houghton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on 10-QSB of August Biomedical Corporation for the quarter ended November 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-QSB fairly presents in all material aspects the financial condition and results of operation of August Biomedical Corporation.





                    By:
                            /s/ Korina  Houghton
                            ________________________
                    Name:   Korina  Houghton
                    Title:  Chief  Financial  Officer



                    Date:   January  21,  2003